SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                     ----------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 28, 1999


                                BRT REALTY TRUST
                                ----------------
               (Exact name of registrant as specified in charter)




        Massachusetts               I-7172               13-2755856
        ------------------------------------------------------------
        (State or other      (Commission file No.)     (IRS Employer
         jurisdiction of                                 I.D. No.)
         incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
               (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code 516-466-3100


Item 5.  Other Events.


On May 28, 1999 registrant filed applications with the Office of Thrift Supervision ("OTS") to establish a de novo federal savings and loan association. Registrant plans to organize BRT Holding Corp. as a wholly owned subsidiary of registrant. The savings and loan association will be wholly owned by BRT Holding Corp. An application is also being filed with the Federal Deposit Insurance Corporation ("FDIC") for federal deposit insurance for the savings and loan association's accounts. The applications to organize and for federal deposit insurance must be approved by the OTS and FDIC, respectively, for organization of the thrift to be completed.

The application to the OTS indicates that registrant intends to initially capitalize the thrift with $20,000,000 of capital. The registrant has been advised by OTS officials that the approval process can take as much as one year. There are no assurances that the applications will be approved. Upon commencement of operation of the thrift, which can not occur until sometime in the year 2000, registrant will give up its election to be taxed as a real estate investment trust for federal income tax purposes and will become a taxable entity (until the approval is given, registrant will continue to function as a REIT). After organization of the thrift registrant will continue to engage in business as a short term mortgage lender, a business in which the thrift will not engage. In view of BRT's significant net worth ($74,311,000 at March 31, 1999) and the recently consummated $45,000,000 credit line, BRT expects to be in a position to provide additional capital to the thrift as business requires.

Certain statements contained in this Form 8-K may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "believe," "expect," "forecast," "anticipate," "estimate," "project" and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including the effect of economic and market conditions; the level and volatility of interest rates; the actions undertaken by both current and potential new competitors; the impact of current, pending or future legislation and regulations; the timing and uncertainty of the regulatory approval process; the timing and uncertainty related to other consents and approvals which may be required; and other risk factors outlined in the reports that BRT files with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           None

                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BRT REALTY TRUST


                             By: (s)Simeon Brinberg
                             ----------------------
                             Simeon Brinberg, Vice President



Date:  June 7, 1999